UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

MARCH 20, 2011

PTAS

103620139A

[REDACTED]

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 02/10/2011

REEL/FRAME: 025964/0719
NUMBER OF PAGES: 5

BRIEF: AGREEMENT/ASSIGNMENT
DOCKET NUMBER: 1314/11

ASSIGNOR:
LACROIX, BARRY

DOC DATE: 05/28/2010

ASSIGNEE:
KELSO TECHNOLOGIES INC.
7773-118A STREET
DELTA , BRITISH COLUMBIA, CANADA
V4C 6V1

RECEIVED
MAR 22 2011
LAW OFFICE
[REDACTED]

APPLICATION NUMBER: 10834220
PATENT NUMBER: 7104722
TITLE: MANHOLE COVER

FILING DATE: 04/29/2004
ISSUE DATE: 09/12/2006

ALLYSON PURNELL, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

Form PTO-1595 (Rev. 03-09)
OMB No. 0651-0027 (exp. 03

2-10-11

02/15/2011

103620139

U.S. DEPARTMENT OF COMMERCE
United States Patent and Trademark Office

ER SHEET
LY Atty. Docket: Misc. 1314/11

To the Director of the U
attached documents or the new address(es) below.

1. Name of conveying party(ies)

Barry LACROIX

Additional name(s) of conveying party(ies) attached? ☐ Yes ☒ No

2. Name and address of receiving party(ies)

Name: KELSO TECHNOLOGIES INC.

Internal Address:

Street Address: 7773-118A Street

City: Delta

State: British Columbia

Country: CANADA Zip: V4C 6V1

Additional name(s) & address(es) attached? ☐ Yes ☒ No

3. Nature of conveyance/Execution Date(s):

Execution Date(s) May 28, 2010

☐ Assignment ☐ Merger

☐ Security Agreement ☐ Change of Name

☐ Joint Research Agreement

☐ Government Interest Assignment

☐ Executive Order 9424, Confirmatory License

☒ Other Agreement/Assignment

4. Application or patent number(s): ☐ This document is being filed together with a new application.

A. Patent Application No.(s)

B. Patent No.(s)

Patent No.: 7,104,722B2 - Issued: September 12, 2006

Additional numbers attached? ☐ Yes ☒ No

5. Name and address to whom correspondence concerning document should be mailed:

Name: [REDACTED]

Internal Address: [REDACTED]

Street Address: [REDACTED]

City: [REDACTED]

State: [REDACTED] Zip: [REDACTED]

Phone Number: [REDACTED]

Fax Number: [REDACTED]

Email Address: [REDACTED]

6. Total number of applications and patents involved: 1

7. Total fee (37 CFR 1.21(h) & 3.41) $40.00

☐ Authorized to be charged to deposit account

☒ Enclosed

☐ None required (government interest not affecting title)

8. Payment Information

Deposit Account Number 01-0433

02/14/2011 AMULLINS 00000037 7104722

Authorized User Name: [REDACTED]

01 FC:8021 40.00 OP

9. Signature:

[REDACTED]
(Signature)

February 10, 2011
Date

[REDACTED]
Name of Person Signing

Total number of pages including cover sheet, attachments, and documents: 5

Documents to be recorded (including cover sheet) should be faxed to (571) 273-0140, or mailed to:
Mail Stop Assignment Recordation Services, Director of the USPTO, P.O.Box 1450, Alexandria, V.A. 22313-1450